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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 1998





                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     0-19442                 06-1118515
(State or other jurisdiction)          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                   06854
       (Address of principal executive offices)                  (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

The Company's March 31, 1998 balance sheet included in a Form 8-K filed on April 30, 1998 has been restated to reflect the purchase of approximately $20.3 million of peripheral computer equipment in a March 1998 capital lease transaction.


ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Restated balance sheet as of March 31, 1998


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            OXFORD HEALTH PLANS, INC.


Date: May 18, 1998                          By:   /s/  BRENDAN R. SHANAHAN
                                               -----------------------------
                                                    BRENDAN R. SHANAHAN
                                               Vice President and Controller


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                    Page
Number     Description of Document                                        Number
------     -----------------------                                        ------

  99       Restated consolidated balance sheet as of March 31, 1998          5


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